UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2025

PHI GROUP, INC.

(a/k/a PHILUX GLOBAL GROUP INC.)

(Exact name of registrant as specified in its charter)

Wyoming	001-38255-NY	90-0114535
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

17011 Beach Blvd., Suite 900, CA	92647
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 714-642-0571

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PHIL	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provide pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.

1. Investment Funding Partnership Agreement for US $49,400,000 between Atlantic Trust Finance Ltd. and Philux Global Group, Inc.

On March 25, 2025, Philux Global Group, Inc. (the “Receiver”) signed an Investment Funding Partnership Agreement (the “Agreement”) with Atlantic Trust Finance Ltd., an Isle of Man, United Kingdom company (the” Principal Funding Provider” to manage a total principal amount of US$ 49,400,000 (“the Investment Funds”) for investment in select projects, especially the Asian Diamond Exchange (ADE) and the International Financial Center (IFC) projects in Vietnam, the geomagnetic energy technology by Philux Global Energy, Inc. (www.philuxge.com, US Patent and Trademark Office Provisional Patent Application No. 63/655846), and Tin Thanh Group’s development program centered around energy, fuel, transport and environment, for a period of ten years and may be extended up to fifteen years.

The Principal Funding Provider declares that the Investment Funds were generated from normal commercial activities and that they are clean funds, all documents for proof of existence are true and sincere, without vices and in full responsibility and perjury.

The Receiver hereby certifies that neither itself nor any of its principals is involved in any activities relating to crime, drug, terrorism or money laundering in connection with this or any other transactions.

According to the Agreement, the Receiver shall remit forty percent of the net annual profit from the Investment Funds to the Principal Fund Provider and be entitled to an annual management fee 5% of the assets under management and an additional 2% for expenses during the course of the investment preparation.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

Due to the nature of confidentiality and non-disclosure agreement, a copy of the Investment Funding Partnership Agreement will be submitted directly to the Securities and Exchange Commission under separate cover.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 11, 2025

PHI GROUP, INC.
(Registrant)

By:	/s/ Henry D. Fahman
Henry D. Fahman
Chairman and CEO